                                                                    EXHIBIT 99.9

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,042,650,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC3

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                SEPTEMBER 7, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

IO LOANS
MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance        $348,078,859
Aggregate Original Principal Balance           $348,118,098
Number of Mortgage Loans                              1,354

                                   MINIMUM       MAXIMUM        AVERAGE (1)
                                   -------       -------        -----------
Original Principal Balance         $67,500       $764,000        $257,103
Outstanding Principal Balance      $67,500       $764,000        $257,074

                            MINIMUM     MAXIMUM     WEIGHTED AVERAGE (2)
                            -------     -------     --------------------
Original Term (mos)             240         360               360
Stated remaining Term (mos)     236         357               355
Loan Age (mos)                    3          11                 5
Current Interest Rate         4.990%      9.500%            6.637%
Initial Interest Rate
 Cap (3)                      1.500%      5.000%            2.988%
Periodic Rate Cap (3)         1.000%      2.000%            1.085%
Gross Margin (3)              2.250%      8.740%            6.110%
Maximum Mortgage Rate (3)    11.000%     15.625%           12.805%
Minimum Mortgage Rate (3)     2.250%      9.250%            6.590%
Months to Roll (3)               13          56                21
Original Loan-to-Value        17.65%     100.00%            80.63%
Credit Score (4)                509         801               637

                           EARLIEST        LATEST
                           --------        ------
Maturity Date             05/01/2025     06/01/2035

                       PERCENT OF                             PERCENT OF
LIEN POSITION        MORTGAGE POOL   YEAR OF ORIGINATION     MORTGAGE POOL
                     -------------                           -------------
1st Lien                100.00%      2004                        1.46%
2nd Lien                  0.00       2005                       96.97%

OCCUPANCY                            LOAN PURPOSE

Primary                  99.77%      Purchase                   42.01%
Second Home               0.10       Refinance - Rate/Term       4.63
Investment                0.14       Refinance - Cashout        53.36

LOAN TYPE                            PROPERTY TYPE

Fixed Rate                1.48%      Single Family              72.74%
ARM                      98.52       Planned Unit               16.39
                                     Development
                                     Two- to Four-Family         3.44
AMORTIZATION TYPE                    Condominium                 6.49
Fully Amortizing          0.00%      Townhouse                   0.51
Interest-Only           100.00       Manufactured Housing        0.00
Balloon                   0.00       Rowhouse                    0.12

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES     LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less                 41   $ 11,436,060     3.29%     5.375%      654     $ 278,928    78.22%   78.00%   100.00%
5.501% to 6.000%              210     56,916,425    16.35      5.881       647       271,031    79.06    63.58    100.00
6.001% to 6.500%              359     92,047,168    26.44      6.323       647       256,399    79.97    44.21    100.00
6.501% to 7.000%              431    112,602,593    32.35      6.800       637       261,259    80.46    30.65    100.00
7.001% to 7.500%              188     44,662,347    12.83      7.287       616       237,566    82.34    39.76    100.00
7.501% to 8.000%               95     23,562,358     6.77      7.755       605       248,025    83.76    41.80    100.00
8.001% to 8.500%               16      3,549,440     1.02      8.215       624       221,840    88.24    41.69    100.00
8.501% to 9.000%               11      2,656,217     0.76      8.730       608       241,474    85.82    26.78    100.00
9.001% to 9.500%                3        646,250     0.19      9.207       576       215,417    89.66    57.25    100.00
                            -----   ------------   ------      -----       ---     ---------    -----    -----    ------
TOTAL:                      1,354   $348,078,859   100.00%     6.637%      637     $ 257,074    80.63%   43.23%   100.00%
                            -----   ------------   ------      -----       ---     ---------    -----    -----    ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.637% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
RANGE OF REMAINING           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
 MONTHS TO STATED         MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
     MATURITY               LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------------        --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
229 to 240                      1   $    129,600      0.04%    7.759%     648     $   129,600   80.00%     0.00%   100.00%
349 to 360                  1,353    347,949,259     99.96     6.637      637         257,169   80.63     43.25    100.00
                            -----   ------------    ------     -----      ---     -----------   -----     -----    ------
TOTAL:                      1,354   $348,078,859    100.00%    6.637%     637     $   257,074   80.63%    43.23%   100.00%
                            -----   ------------    ------     -----      ---     -----------   -----     -----    ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 236 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 355 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
  RANGE OF ORIGINAL          OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
        BALANCES            LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
-----------------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$50,001 to $100,000           23    $  2,006,675      0.58%    6.643%      652     $ 87,247     76.78%    68.86%  100.00%
$100,001 to $150,000         195      25,338,331      7.28     6.681       643      129,940     79.72     57.03   100.00
$150,001 to $200,000         265      46,644,323     13.40     6.723       636      176,016     80.48     49.18   100.00
$200,001 to $250,000         256      57,625,864     16.56     6.684       637      225,101     79.50     45.48   100.00
$250,001 to $300,000         207      56,795,571     16.32     6.628       636      274,375     80.50     40.48   100.00
$300,001 to $350,000         152      49,033,603     14.09     6.664       631      322,589     81.27     35.54   100.00
$350,001 to $400,000         117      43,924,760     12.62     6.608       641      375,425     80.58     32.43   100.00
$400,001 to $450,000          58      24,528,915      7.05     6.561       644      422,912     82.58     32.83   100.00
$450,001 to $500,000          51      24,651,527      7.08     6.507       633      483,363     81.66     42.98   100.00
$500,001 to $550,000          12       6,289,240      1.81     6.397       628      524,103     81.17     66.88   100.00
$550,001 to $600,000           8       4,640,630      1.33     6.577       642      580,079     81.75     74.68   100.00
$600,001 to $650,000           4       2,478,300      0.71     6.690       603      619,575     82.44    100.00   100.00
$650,001 to $700,000           4       2,649,120      0.76     6.320       632      662,280     76.79     50.26   100.00
$700,001 to $750,000           1         708,000      0.20     6.990       573      708,000     80.00    100.00   100.00
$750,001 to $800,000           1         764,000      0.22     6.625       691      764,000     89.36      0.00   100.00
                           -----    ------------    ------     -----       ---     --------     -----    ------   ------
TOTAL:                     1,354    $348,078,859    100.00%    6.637%      637     $257,074     80.63%    43.23%  100.00%
                           -----    ------------    ------     -----       ---     --------     -----    ------   ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $67,500 to approximately $764,000 and the average outstanding principal balance of the Mortgage Loans was approximately $257,074.

PRODUCT TYPES

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
   PRODUCT TYPES            LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
-------------------       --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
20 Year Fixed Loans            1    $    129,600     0.04%     7.759%     648      $129,600     80.00%     0.00%  100.00%
30 Year Fixed Loans           22       5,023,585     1.44      6.847      621       228,345     78.48     73.21   100.00
2/28 LIBOR ARM             1,123     291,598,479    83.77      6.652      636       259,660     80.46     41.10   100.00
3/27 LIBOR ARM               191      47,656,063    13.69      6.555      639       249,508     81.94     53.53   100.00
3/1 LIBOR ARM                  3         506,068     0.15      6.399      680       168,689     76.94      0.00   100.00
5/25 LIBOR ARM                13       2,949,434     0.85      6.119      668       226,880     81.38     49.29   100.00
5/1 LIBOR ARM                  1         215,629     0.06      6.500      639       215,629     80.00      0.00   100.00
                           -----    ------------   ------      -----      ---      --------     -----     -----   ------
TOTAL:                     1,354    $348,078,859   100.00%     6.637%     637      $257,074     80.63%    43.23%  100.00%
                           -----    ------------   ------      -----      ---      --------     -----     -----   ------

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
   AMORTIZATION TYPE        LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
-----------------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
24 Month Interest-Only        33    $  7,200,430      2.07%    6.790%      641      $218,195    83.64%    45.99%  100.00%
36 Month Interest-Only         7       1,747,486      0.50     6.509       637       249,641    80.65    100.00   100.00
60 Month Interest-Only     1,302     336,138,593     96.57     6.635       636       258,171    80.57     43.23   100.00
120 Month Interest-Only       12       2,992,349      0.86     6.595       644       249,362    79.98      3.15   100.00
                           -----    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                     1,354    $348,078,859    100.00%    6.637%      637      $257,074    80.63%    43.23%  100.00%
                           -----    ------------    ------     -----       ---      --------    -----     -----   ------


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                       NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                      MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
      STATE             LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
--------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Alabama                    2    $    707,600      0.20%    6.756%     664      $353,800     80.00%    75.75%  100.00%
Arizona                   44       8,453,042      2.43     6.790      642       192,115     81.01     51.25   100.00
Arkansas                   1         251,597      0.07     6.990      633       251,597     95.00      0.00   100.00
California               595     183,165,278     52.62     6.506      637       307,841     79.93     39.36   100.00
Colorado                  30       6,361,714      1.83     6.439      642       212,057     82.14     44.71   100.00
Connecticut               16       3,956,508      1.14     6.387      611       247,282     77.70     63.95   100.00
Delaware                   3         513,200      0.15     6.769      676       171,067     80.00      0.00   100.00
District of Columbia       1         241,600      0.07     5.850      629       241,600     80.00    100.00   100.00
Florida                  115      24,350,893      7.00     6.808      640       211,747     81.25     42.94   100.00
Georgia                   45       7,493,490      2.15     6.819      636       166,522     84.28     62.35   100.00
Hawaii                     1         223,000      0.06     7.224      604       223,000     84.79      0.00   100.00
Idaho                      3         519,898      0.15     6.540      645       173,299     86.84     44.14   100.00
Illinois                  41       9,686,156      2.78     7.149      633       236,248     82.00     48.42   100.00
Indiana                    2         291,991      0.08     6.024      627       145,996     80.00    100.00   100.00
Kansas                     2         271,251      0.08     7.182      677       135,626     89.59     47.93   100.00
Kentucky                   4         535,168      0.15     6.723      613       133,792     83.57     79.07   100.00
Louisiana                  4         908,050      0.26     7.075      633       227,013     88.70     47.38   100.00
Maryland                  39      10,640,206      3.06     6.762      624       272,826     83.16     68.22   100.00
Massachusetts             10       3,802,000      1.09     6.700      621       380,200     80.61     65.02   100.00
Michigan                  20       4,153,642      1.19     7.091      632       207,682     82.82     25.52   100.00
Minnesota                 33       6,386,500      1.83     6.623      650       193,530     81.52     40.51   100.00
Mississippi                2         416,800      0.12     8.189      636       208,400     92.48     62.38   100.00
Missouri                  15       1,996,872      0.57     6.710      645       133,125     78.65     44.11   100.00
Montana                    2         495,000      0.14     7.394      557       247,500     82.98    100.00   100.00
Nevada                    61      13,450,996      3.86     6.860      631       220,508     80.54     39.27   100.00
New Hampshire              1         225,000      0.06     6.500      617       225,000     75.00    100.00   100.00
New Jersey                18       5,178,585      1.49     6.892      621       287,699     83.20     52.87   100.00
New York                  18       6,453,437      1.85     6.807      637       358,524     80.88     39.83   100.00
North Carolina             3         607,568      0.17     6.666      632       202,523     80.00    100.00   100.00
Ohio                      19       3,039,270      0.87     6.799      625       159,962     83.16     70.85   100.00
Oregon                    10       1,645,734      0.47     6.789      644       164,573     82.72     39.06   100.00
Pennsylvania              19       3,982,250      1.14     6.768      645       209,592     83.24     40.33   100.00
Rhode Island               6       1,231,201      0.35     6.704      623       205,200     79.13     30.42   100.00
South Carolina             8       1,308,948      0.38     6.864      611       163,618     79.32     59.59   100.00
Tennessee                  5         868,520      0.25     6.604      665       173,704     82.80     14.27   100.00
Texas                     22       3,264,387      0.94     6.500      661       148,381     79.71     68.85   100.00
Utah                      12       2,118,132      0.61     6.759      631       176,511     83.14     42.33   100.00
Virginia                  68      17,797,176      5.11     6.690      646       261,723     78.46     32.64   100.00
Washington                51      10,485,402      3.01     6.782      639       205,596     82.07     49.99   100.00
West Virginia              2         499,200      0.14     7.129      654       249,600     80.00     52.08   100.00
Wisconsin                  1         101,600      0.03     6.050      729       101,600     80.00      0.00   100.00
                       -----    ------------    ------     -----      ---      --------     -----    ------   ------
TOTAL:                 1,354    $348,078,859    100.00%    6.637%     637      $257,074     80.63%    43.23%  100.00%
                       -----    ------------    ------     -----      ---      --------     -----    ------   ------

No more than approximately 0.55% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                    NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
   RANGE OF           OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
 ORIGINAL LOAN-    MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
 TO-VALUE RATIOS     LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
-----------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less         12    $  2,591,782     0.74%     6.539%     597      $215,982     41.91%   33.79%   100.00%
50.01% to  55.00%       8       1,685,205     0.48      6.748      581       210,651     52.61    48.33    100.00
55.01% to  60.00%       7       1,683,768     0.48      6.497      611       240,538     57.75    46.07    100.00
60.01% to  65.00%      21       5,150,493     1.48      6.591      582       245,262     63.59    26.38    100.00
65.01% to  70.00%      51      14,126,045     4.06      6.471      599       276,981     68.54    52.26    100.00
70.01% to  75.00%      55      15,537,435     4.46      6.541      606       282,499     73.79    48.54    100.00
75.01% to  80.00%     877     216,219,528    62.12      6.524      653       246,545     79.84    33.60    100.00
80.01% to  85.00%     108      30,162,277     8.67      6.877      602       279,280     84.54    72.65    100.00
85.01% to  90.00%     180      51,871,265    14.90      6.917      617       288,174     89.53    64.46    100.00
90.01% to  95.00%      22       6,288,560     1.81      7.324      637       285,844     94.90    38.64    100.00
95.01% to 100.00%      13       2,762,501     0.79      7.642      639       212,500     99.98    46.68    100.00
                    -----    ------------   ------      -----      ---      --------     -----    -----    ------
TOTAL:              1,354    $348,078,859   100.00%     6.637%     637      $257,074     80.63%   43.23%   100.00%
                    -----    ------------   ------      -----      ---      --------     -----    -----    ------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.65% to 100.00%.

LOAN PURPOSE

                        NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                       MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
  LOAN PURPOSE           LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
---------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                  695    $171,009,551     49.13%    6.569%     661      $246,057     80.73%    28.32%  100.00%
Refinance - Cashout       608     166,004,755     47.69     6.710      612       273,034     80.51     57.70   100.00
Refinance - Rate/Term      51      11,064,552      3.18     6.605      623       216,952     80.90     56.60   100.00
                        -----    ------------    ------     -----      ---      --------     -----     -----   ------
TOTAL:                  1,354    $348,078,859    100.00%    6.637%     637      $257,074     80.63%    43.23%  100.00%
                        -----    ------------    ------     -----      ---      --------     -----     -----   ------

PROPERTY TYPE

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
     PROPERTY TYPE          LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family                969    $253,205,634    72.74%     6.637%     635      $261,306     80.87%    44.20%  100.00%
Planned Unit Development     239      57,043,242    16.39      6.662      642       238,675     80.35     40.27   100.00
Condominium                   98      23,648,542     6.79      6.559      648       241,312     80.19     46.08   100.00
Two- to Four-Family           40      11,985,182     3.44      6.602      640       299,630     77.85     33.21   100.00
Townhouse                      6       1,773,395     0.51      7.169      608       295,566     80.71     15.61   100.00
Rowhouse                       2         422,864     0.12      6.429      632       211,432     80.00    100.00   100.00
                           -----    ------------   ------      -----      ---      --------     -----    ------   ------
TOTAL:                     1,354    $348,078,859   100.00%     6.637%     637      $257,074     80.63%    43.23%  100.00%
                           -----    ------------   ------      -----      ---      --------     -----    ------   ------

DOCUMENTATION

                        NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                       MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
   DOCUMENTATION         LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
--------------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Stated Documentation      708    $187,364,506    53.83%     6.731%     653      $264,639     79.69%     0.00%  100.00%
Full Documentation        612     150,475,137    43.23      6.514      619       245,874     81.52    100.00   100.00
Lite Documentation         34      10,239,216     2.94      6.739      601       301,153     84.82      0.00   100.00
                        -----    ------------   ------      -----      ---      --------     -----    ------   ------
TOTAL:                  1,354    $348,078,859   100.00%     6.637%     637      $257,074     80.63%    43.23%  100.00%
                        -----    ------------   ------      -----      ---      --------     -----    ------   ------

OCCUPANCY

              NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
             MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
OCCUPANCY      LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
-----------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Primary       1,347    $347,261,409    99.77%     6.637%     637      $257,804     80.63%    43.10%  100.00%
Investment        5         482,170     0.14      7.243      661        96,434     76.97    100.00   100.00
Second Home       2         335,280     0.10      6.512      626       167,640     90.00    100.00   100.00
              -----    ------------   ------      -----      ---      --------     -----    ------   ------
TOTAL:        1,354    $348,078,859   100.00%     6.637%     637      $257,074     80.63%    43.23%  100.00%
              -----    ------------   ------      -----      ---      --------     -----    ------   ------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
     (MONTHS)         LOANS   OUTSTANDING      POOL     COUPON      SCORE   OUTSTANDING     LTV      DOC      IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
3                        1    $     95,000     0.03%     7.300%     618      $ 95,000      79.17%  100.00%  100.00%
4                      267      65,921,401    18.94      6.912      636       246,897      80.19    35.79   100.00
5                      702     184,695,280    53.06      6.555      636       263,099      80.86    49.67   100.00
6                      329      83,195,273    23.90      6.563      637       252,873      80.67    38.44   100.00
7                       40       9,926,578     2.85      6.911      640       248,164      79.19    23.67   100.00
8                       12       3,320,084     0.95      6.737      654       276,674      80.35    21.56   100.00
9                        1         352,000     0.10      6.250      645       352,000      80.00     0.00   100.00
11                       2         573,243     0.16      7.197      647       286,621      80.00     0.00   100.00
                     -----    ------------   ------      -----      ---      --------      -----   ------   ------
TOTAL:               1,354    $348,078,859   100.00%     6.637%     637      $257,074      80.63%   43.23%  100.00%
                     -----    ------------   ------      -----      ---      --------      -----   ------   ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
   PENALTY TERM        LOANS   OUTSTANDING      POOL     COUPON      SCORE   OUTSTANDING     LTV      DOC      IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                     93    $ 24,817,611     7.13%     6.963%     646      $266,856     81.02%    41.37%  100.00%
2 Months                  1         238,500     0.07      7.330      634       238,500     90.00    100.00   100.00
7 Months                  2         391,180     0.11      5.647      700       195,590     84.31    100.00   100.00
12 Months                85      26,352,449     7.57      6.906      640       310,029     80.72     45.52   100.00
13 Months                 2         707,967     0.20      6.576      640       353,983     80.00     39.55   100.00
24 Months               924     237,896,548    68.35      6.607      635       257,464     80.33     41.69   100.00
36 Months               212      49,198,225    14.13      6.449      640       232,067     81.85     49.71   100.00
48 Months                 3         946,884     0.27      6.879      569       315,628     74.53     58.81   100.00
60 Months                32       7,529,494     2.16      6.817      624       235,297     81.14     41.43   100.00
                      -----    ------------   ------      -----      ---      --------     -----    ------   ------
TOTAL:                1,354    $348,078,859   100.00%     6.637%     637      $257,074     80.63%    43.23%  100.00%
                      -----    ------------   ------      -----      ---      --------     -----    ------   ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 26 months.

CREDIT SCORES

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
RANGE OF CREDIT SCORES    LOANS   OUTSTANDING      POOL     COUPON      SCORE   OUTSTANDING     LTV      DOC      IO
----------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
509 to 525                   4    $    975,500     0.28%     7.776%     523      $243,875     80.42%    78.83%  100.00%
526 to 550                  39       9,022,840     2.59      7.128      539       231,355     74.42     51.43   100.00
551 to 575                  98      27,593,937     7.93      7.029      562       281,571     79.39     61.32   100.00
576 to 600                 147      37,946,631    10.90      6.854      590       258,140     79.53     65.17   100.00
601 to 625                 252      63,940,049    18.37      6.628      614       253,730     80.54     58.22   100.00
626 to 650                 336      88,840,599    25.52      6.626      638       264,407     82.38     42.68   100.00
651 to 675                 214      53,443,005    15.35      6.521      661       249,734     81.13     33.43   100.00
676 to 700                 126      32,724,798     9.40      6.405      687       259,721     80.24     16.59   100.00
701 to 725                  73      18,479,482     5.31      6.435      712       253,144     79.65     16.03   100.00
726 to 750                  33       7,082,731     2.03      6.137      734       214,628     79.47     17.95   100.00
751 to 775                  21       5,134,503     1.48      6.479      762       244,500     80.00      2.96   100.00
776 to 800                  10       2,755,222     0.79      6.274      784       275,522     80.00     21.60   100.00
801 to 801                   1         139,560     0.04      6.400      801       139,560     80.00      0.00   100.00
                         -----    ------------   ------      -----      ---      --------     -----     -----   ------
TOTAL:                   1,354    $348,078,859   100.00%     6.637%     637      $257,074     80.63%    43.23%  100.00%
                         -----    ------------   ------      -----      ---      --------     -----     -----   ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 509 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 637.

CREDIT GRADE

                NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                  OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
               MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
CREDIT GRADE     LOANS   OUTSTANDING      POOL     COUPON      SCORE   OUTSTANDING     LTV      DOC      IO
------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
A+                126    $ 34,942,919    10.04%     6.558%     633      $277,325     83.69%   53.57%   100.00%
A                 414     105,721,903    30.37      6.630      615       255,367     80.16    57.65    100.00
A-                 93      25,903,987     7.44      6.850      592       278,537     79.93    58.84    100.00
B                 105      26,928,581     7.74      7.063      578       256,463     79.25    62.31    100.00
C                  30       7,156,806     2.06      7.161      548       238,560     74.15    54.78    100.00
C-                 14       3,062,205     0.88      7.271      562       218,729     77.00    75.69    100.00
SA1               232      58,302,928    16.75      6.378      713       251,306     79.90    15.33    100.00
SA2               114      27,164,592      7.8      6.498      669       238,286     79.85    16.24    100.00
SA3               226      58,894,936    16.92      6.633      649       260,597     82.67    32.60    100.00
                -----    ------------   ------      -----      ---      --------     -----    -----    ------
TOTAL:          1,354    $348,078,859   100.00%     6.637%     637      $257,074     80.63%   43.23%   100.00%
                -----    ------------   ------      -----      ---      --------     -----    -----    ------

GROSS MARGINS

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
RANGE OF GROSS MARGINS    LOANS   OUTSTANDING      POOL     COUPON      SCORE   OUTSTANDING     LTV      DOC      IO
----------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
2.001% to 2.500%             9    $  1,452,047     0.42%     6.611%     663      $161,339     78.93%     6.50%  100.00%
2.501% to 3.000%             2         210,320     0.06      5.829      706       105,160     80.00    100.00   100.00
3.001% to 3.500%             2         571,000     0.17      6.379      604       285,500     62.60      0.00   100.00
3.501% to 4.000%             5       1,847,243     0.54      6.582      619       369,449     77.29     76.72   100.00
4.001% to 4.500%            12       2,938,575     0.86      6.052      648       244,881     82.26     51.26   100.00
4.501% to 5.000%           100      29,622,885     8.64      5.840      652       296,229     80.26     72.67   100.00
5.001% to 5.500%           161      43,592,531    12.71      6.148      650       270,761     79.56     45.90   100.00
5.501% to 6.000%           293      75,421,528    21.99      6.421      647       257,411     79.53     35.88   100.00
6.001% to 6.500%           328      82,830,480    24.15      6.741      643       252,532     80.57     29.83   100.00
6.501% to 7.000%           297      74,173,499    21.63      6.912      623       249,742     81.49     49.02   100.00
7.001% to 7.500%            84      20,311,841     5.92      7.524      601       241,808     84.02     45.95   100.00
7.501% to 8.000%            30       7,904,578     2.31      7.979      585       263,486     83.40     49.96   100.00
8.001% to 8.500%             6       1,419,647     0.41      8.854      593       236,608     88.79     26.06   100.00
8.501% to 9.000%             2         629,500     0.18      8.936      614       314,750     88.69     39.95   100.00
                         -----    ------------   ------      -----      ---      --------     -----    ------   ------
TOTAL:                   1,331    $342,925,673   100.00%     6.634%     637      $257,645     80.66%    42.81%  100.00%
                         -----    ------------   ------      -----      ---      --------     -----    ------   ------

Rate Mortgage Loans was approximately 6.110% per annum.

MAXIMUM MORTGAGE RATES

                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE RATES         LOANS   OUTSTANDING      POOL     COUPON      SCORE   OUTSTANDING     LTV      DOC      IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less          26    $  7,255,471      2.12%    5.445%     651      $279,057     76.87%    75.86%  100.00%
11.501% to 12.000%      159      42,436,689     12.37     5.877      652       266,897     78.93     58.37   100.00
12.001% to 12.500%      302      76,511,802     22.31     6.276      650       253,350     79.43     39.18   100.00
12.501% to 13.000%      426     112,628,783     32.84     6.674      637       264,387     80.13     32.91   100.00
13.001% to 13.500%      223      55,935,660     16.31     6.995      623       250,833     82.30     48.11   100.00
13.501% to 14.000%      131      34,389,002     10.03     7.375      616       262,511     83.53     47.70   100.00
14.001% to 14.500%       34       7,329,004      2.14     7.575      622       215,559     85.18     48.87   100.00
14.501% to 15.000%       21       4,400,012      1.28     8.227      620       209,524     85.57     40.77   100.00
15.001% to 15.500%        6       1,506,199      0.44     8.580      611       251,033     86.90     52.20   100.00
15.501% to 16.000%        3         533,050      0.16     8.608      602       177,683     83.27      0.00   100.00
                      -----    ------------    ------     -----      ---      --------     -----     -----   ------
TOTAL:                1,331    $342,925,673    100.00%    6.634%     637      $257,645     80.66%    42.81%  100.00%
                      -----    ------------    ------     -----      ---      --------     -----     -----   ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 15.625% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.805% per annum.

NEXT RATE ADJUSTMENT DATE

                   NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                     OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
  NEXT RATE       MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT DATE     LOANS   OUTSTANDING      POOL     COUPON      SCORE   OUTSTANDING     LTV      DOC      IO
---------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
October 2006           1    $    496,000     0.14%     7.325%     643      $496,000      80.00%    0.00%  100.00%
December 2006          1         352,000     0.10      6.250      645       352,000      80.00     0.00   100.00
January 2007           8       2,174,318     0.63      6.757      668       271,790      81.25     0.00   100.00
February 2007         26       6,542,879     1.91      6.982      645       251,649      79.30    24.24   100.00
March 2007           263      67,115,833    19.57      6.579      633       255,193      80.27    35.37   100.00
April 2007           608     161,572,955    47.12      6.580      636       265,745      80.79    48.17   100.00
May 2007             215      53,249,494    15.53      6.915      638       247,672      79.79    31.15   100.00
June 2007              1          95,000     0.03      7.300      618        95,000      79.17   100.00   100.00
October 2007           1          77,243     0.02      6.375      672        77,243      80.00     0.00   100.00
January 2008           3       1,009,766     0.29      6.641      625       336,589      78.47    57.42   100.00
February 2008         14       3,383,699     0.99      6.772      631       241,693      78.99    22.57   100.00
March 2008            56      13,739,163     4.01      6.467      649       245,342      82.73    48.56   100.00
April 2008            78      19,332,347     5.64      6.401      640       247,851      81.81    59.88   100.00
May 2008              42      10,619,913     3.10      6.868      633       252,855      82.19    55.73   100.00
January 2010           1         136,000     0.04      7.125      648       136,000      80.00   100.00   100.00
March 2010             1         105,877     0.03      6.900      584       105,877      80.00   100.00   100.00
April 2010             9       2,425,607     0.71      5.905      674       269,512      81.68    49.97   100.00
May 2010               3         497,579     0.15      6.886      646       165,860      79.99     0.00   100.00
                   -----    ------------   ------      -----      ---      --------      -----   ------   ------
TOTAL:             1,331    $342,925,673   100.00%     6.634%     637      $257,645      80.66%   42.81%  100.00%
                   -----    ------------   ------      -----      ---      --------      -----   ------   ------

MORTGAGE INSURANCE

                                NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                  OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                               MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE INSURANCE               LOANS   OUTSTANDING      POOL     COUPON      SCORE   OUTSTANDING     LTV      DOC      IO
-----------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
No Insurance                    1,082    $271,728,206    78.07%     6.574%     643      $251,135     78.47%    36.85%  100.00%
Mtge Guaranty Insurance Corp.     272      76,350,653    21.93      6.863      615       280,701     88.33     65.95   100.00
                                -----    ------------   ------      -----      ---      --------     -----     -----   ------
TOTAL:                          1,354    $348,078,859   100.00%     6.637%     637      $257,074     80.63%    43.23%  100.00%
                                -----    ------------   ------      -----      ---      --------     -----     -----   ------